UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010 (July 30, 2010)

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2010, in connection with the completion of the acquisition (the “GP Acquisition”) of the interests in its general partner and its general partner’s general partner from Eagle Rock Holdings, L.P. (“ERH”), Eagle Rock Energy Partners, L.P. (the “Partnership”) entered into an Administrative Services Agreement (the “Agreement”) with Eagle Rock Energy G&P, LLC (“G&P”).  The Agreement is intended to replace the previous Omnibus Agreement (the “Omnibus Agreement”) among the Partnership, G&P, Eagle Rock Energy GP, L.P. and ERH, which terminated according to its terms upon completion of the GP Acquisition.

Under the terms of the Agreement, G&P is obligated to provide general and administrative services to the Partnership consistent with the type and manner in which G&P had previously been providing such services pursuant to the prior Omnibus Agreement.  In addition, the Agreement obligates the Partnership to reimburse G&P for expenses it incurs in the provision of such services.  The Partnership is also obligated to reimburse G&P for insurance covered expenses incurred with respect to the Partnership’s business and operations and with respect to director and officer liability coverage.  Finally, the Partnership agrees to pay G&P an annual fee in exchange for G&P’s provision of such services.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information concerning the termination of the Omnibus Agreement set forth under Item 1.01 above is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On July 30, 2010, the Partnership completed the GP Acquisition from ERH.  As a result of the GP Acquisition, the Partnership acquired control of all 844,551 of its issued and outstanding general partner units, resulting in a change of control of the Partnership.  As consideration for the GP Acquisition, the Partnership issued 1,000,000 common units to ERH and cancelled the 844,551 general partner units outstanding.

Pursuant to the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as amended, the size of the board of directors (the “Board”) of the general partner of the general partner of the Partnership was expanded from seven directors to nine directors, and the Partnership’s unitholders are now entitled to elect a majority (five out of nine) of the Partnership’s directors.  In addition, certain of ERH’s affiliates, including Natural Gas Partners VII, L.P. and Natural Gas Partners VIII, L.P., retain the ability to appoint three of the Partnership’s directors, and Joseph A. Mills, the Partnership’s Chief Executive Officer, will continue to serve as a director.

The Partnership is not aware of any arrangements that would result in a subsequent change of control of the Partnership.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Also on July 30, 2010, the Conflicts Committee appointed Peggy A. Heeg and Herbert C. Williamson, III as directors to fill the newly created directorships resulting from the completion of the GP Acquisition.  Ms. Heeg will serve as a Class III director, and her term on the Board will expire at the Partnership’s annual meeting of unitholders in 2013. Mr. Williamson will serve as a Class II director, and his term on the Board will expire at the Partnership’s annual meeting of unitholders in 2012.  The Board has not yet determined which committees each of Ms. Heeg and Mr. Williamson will serve on.

There are no understandings or arrangements between either of Ms. Heeg or Mr. Williamson and any other person pursuant to which each of Ms. Heeg and Mr. Williamson were appointed to serve as a director of the Partnership.  There are no relationships between either of Ms. Heeg or Mr. Williamson and the Partnership or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.  As an independent director, each of Ms. Heeg and Mr. Williamson will receive compensation in accordance with the

Partnership’s policies for compensating independent directors, including any long-term equity incentive awards granted under the Partnership’s Long Term Incentive Plan.

In connection with Ms. Heeg’s and Mr. Williamson’s appointment to the Board, each received an initial equity award of 16,667 restricted common units (the “Restricted Units”).  The Restricted Units, which were issued under the Partnership’s Long Term Incentive Plan, vest, and the forfeiture restrictions lapse, in three substantially equal installments on each of May 15, 2011, 2012 and 2013.  Each of Ms. Heeg and Mr. Williamson entered into a Restricted Unit Award Agreement (the “Restricted Unit Agreement”) in connection with the grant of the Restricted Units.

The Restricted Units are awards of common units of the Partnership that are subject to restrictions on transferability and a substantial risk of forfeiture and are intended to retain and motivate members of the Partnership’s management.  Award recipients have all the rights of a unitholder in the Partnership with respect to the Restricted Units, including the right to receive distributions thereon if and when distributions are made by the Partnership to other unitholders.

If an award recipient’s service with the Partnership or its affiliates is terminated prior to full vesting of the Restricted Units due to death or “disability” (as defined in the Restricted Unit Agreement), then all Restricted Units will immediately vest in full as of the date of such termination.  If an award recipient’s service with the Company or its affiliates is terminated prior to full vesting of the Restricted Units for any other reason, then the award recipient will forfeit all unvested Restricted Units to the Company, except that, if an award recipient is not nominated for reelection or is not reelected by the Partnership without “cause” (as defined in the Restricted Unit Agreement), then the Board has the discretion to accelerate the vesting of all or any portion of the unvested Restricted Units, and any Restricted Units that the Board does not vest will be forfeited. In the event of an award recipient’s termination from service without “cause” within two years following the occurrence of a “change of control” (as defined in the Restricted Unit Agreement), all unvested Restricted Units will become immediately vested in full.

In addition, the Partnership entered into Supplemental Indemnification Agreements (an “Indemnification Agreement”) with each of Ms. Heeg and Mr. Williamson on July 30, 2010.  The Indemnification Agreement provides for indemnification coverage if a person serving the Partnership or G&P (the “Indemnitee”) becomes involved in litigation proceedings.  The Indemnitee may request advancement of expenses upon delivery of an undertaking to G&P that the Indemnitee will reimburse G&P for the expenses if it is determined that the Indemnitee is not entitled to the expenses.  The Indemnitee also may request that independent counsel determine whether the Indemnitee is entitled to indemnification.  If not requested, the disinterested Board members will make the determination of entitlement, or the Board will appoint independent counsel.  The Indemnitee is entitled to indemnification to the fullest extent of the applicable Delaware law unless the Indemnitee’s conduct was knowingly fraudulent, not in good faith or constituted willful misconduct, or, in the case of a criminal matter, was knowingly unlawful or was otherwise covered by insurance payments.  Although the indemnification obligations of the Partnership under the Indemnification Agreement are intended to be supplemental to the indemnification provided under the Partnership Agreement, the general indemnification standard is substantively no different than that provided under the Partnership Agreement.

The foregoing descriptions of the Indemnification Agreement and the Restricted Unit Agreement do not purport to be complete and are qualified in its entirety by reference to the complete text of the Indemnification Agreement and the Restricted Unit Agreement, the forms of which are filed as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Partnership Agreement

Effective July 27, 2010, the Partnership amended (the “Amendment”) its Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).  The Amendment modified the terms of the Partnership Agreement to reduce the ownership requirement for the nomination of directors from 20% to 10%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Limited Liability Company Agreement

In connection with the completion of the GP Acquisition, the members of G&P amended and restated (the “Amendment and Restatement”) its Limited Liability Company Agreement effective July 30, 2010.  The Amendment and Restatement is intended to reflect the fact that G&P is now a wholly-owned subsidiary of the Partnership following the completion of the GP Acquisition.  In particular, the Amendment and Restatement adopted the provisions of the Partnership Agreement related to the election of directors by the Partnership’s unitholders.

The foregoing description of the Amendment and Restatement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment and Restatement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Also on July 30, 2010, the Partnership issued a press release regarding the completion of the GP Acquisition and the appointment of the new directors.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.”  All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2009, and the Partnership’s Forms 10-Q filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

4.1	Amendment to the Second Amended and Restated Agreement of Limited Partnership of Eagle Rock Energy Partners, L.P., dated as of July 27, 2010.
4.2	Third Amended and Restated Limited Liability Company Agreement of Eagle Rock Energy G&P, LLC, dated as of July 30, 2010.
10.1	Administrative Services Agreement, dated as of July 30, 2010, between Eagle Rock Energy Partners, L.P. and Eagle Rock Energy G&P, LLC.
10.2

Form of Supplemental Indemnification Agreement among Eagle Rock Energy G&P, LLC, Eagle Rock Energy GP, L.P., Eagle Rock Energy Partners, L.P. and the officers and directors of Eagle Rock Energy G&P, LLC (incorporated by reference to

Exhibit 10.1 of the Partnership’s Current Report on Form 8-K filed on December 30, 2009).
10.3	Form of Restricted Unit Agreement for Non-Employee Directors under the Eagle Rock Energy Partners Long-Term Incentive Plan.
99.1	Press Release of the Partnership dated July 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: July 30, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Amendment to the Second Amended and Restated Agreement of Limited Partnership of Eagle Rock Energy Partners, L.P., dated as of July 27, 2010.
4.2	Third Amended and Restated Limited Liability Company Agreement of Eagle Rock Energy G&P, LLC, dated as of July 30, 2010.
10.1	Administrative Services Agreement, dated as of July 30, 2010, between Eagle Rock Energy Partners, L.P. and Eagle Rock Energy G&P, LLC.
10.2

Form of Supplemental Indemnification Agreement among Eagle Rock Energy G&P, LLC, Eagle Rock Energy GP, L.P., Eagle Rock Energy Partners, L.P. and the officers and directors of Eagle Rock Energy G&P, LLC (incorporated by reference to Exhibit 10.1 of the Partnership’s Current Report on Form 8-K filed on December 30, 2009).

10.3	Form of Restricted Unit Agreement for Non-Employee Directors under the Eagle Rock Energy Partners Long-Term Incentive Plan.
99.1	Press Release of the Partnership dated July 30, 2010.